Exhibit 10.10
AMENDMENT TO
EMPLOYMENT AGREEMENT
This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of August 1, 2024 (the “Amendment Effective Date”), by and between Howard Hughes Holdings Inc., a Delaware corporation (the “Company”) and Anton Nikodemus (“Executive”) and amends that certain Employment Agreement by and between the Company and Executive, dated as of September 29, 2023 (the “Employment Agreement”).
WHEREAS, Section 2(b)(iii) of the Employment Agreement provides for an Annual LTIP Award (as defined therein) based on Executive’s achievement of certain performance criteria determined by the Compensation Committee in the form of an equity-based incentive award;
WHEREAS, the Company has entered into that certain Separation and Distribution Agreement (“Separation Agreement”) with Seaport Entertainment Group Inc., a Delaware corporation, (“Seaport”) dated as of July 31, 2024, pursuant to which Seaport will be separated from the Company, and Seaport’s stock will be distributed to certain shareholders of the Company (the “Separation Transaction”);
WHEREAS, in connection with the Separation Transaction, the Company and Executive wish to make certain changes to the Employment Agreement; and
WHEREAS, pursuant to Section 12 of the Employment Agreement, the Employment Agreement may be amended at any time by written agreement between the Company and Executive.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth in this Amendment, the Company and Executive, intending to be legally bound, hereby agree as follows:
1.    The Employment Agreement is hereby amended by adding the following to the end of Section 2(b)(ii):
“Notwithstanding the foregoing, the Executive’s Annual Bonus for 2024 shall be determined at the sole discretion of the Compensation Committee based on the achievement of Seaport’s 2024 Company goals approved by Seaport’s Board of Directors, subject to the minimum and maximum performance target percentages otherwise set forth herein (i.e., minimum target of 50% of the Target Bonus Amount and maximum of 150% of the Target Bonus Amount).”
2.     Except to the extent amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.
[Signatures page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Employment Agreement as of the Amendment Effective Date.

SEAPORT ENTERTAINMENT GROUP INC.

By:	/s/ Rebecca Sachs
Name:	Rebecca Sachs
Title:	Chief People Officer

EXECUTIVE:

By:	/s/ Anton Nikodemus
Name:	Anton Nikodemus
[Signature Page to Amendment to Employment Agreement]